SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 28, 2000

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.

             (Exact name of Registrant as specified in its Charter)

             Delaware                                  75-2502290
             Delaware                                  75-2502293
             New Jersey              33-69716          22-2242014
             -------------------------------------------------------
         (State or other juris-     (Commission        (IRS Employer
          diction of incorporation)  File Number)       Identification
                                                           Number)


           c/o Sands Hotel & Casino
           Indiana Avenue and Brighton Park, 9th Floor
           Atlantic City, New Jersey                        08401
          (Address of principal executive office)          (Zip Code)


        Registrant's telephone number including area code: (609) 441-4517

                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 3.           Other Events

         On November 28, 2000, GB Holdings, Inc. filed a proposed Joint Plan of Reorganization and Disclosure Statement in the bankruptcy cases involving the Claridge Hotel and Casino located in Atlantic City, New Jersey. A press release was issued yesterday in the form attached as Exhibit 1.

Item 7(c).        Exhibits

1.       Press Release dated November 28, 2000.

2.       Joint Plan of Reorganization for Debtors Under
         Chapter 11 of the Bankruptcy Code Proposed by
         GB Holdings, Inc.

3.       Disclosure Statement Regarding Joint Plan of
         Reorganization for Debtors Under Chapter 11 of the
         Bankruptcy Code Proposed by GB Holdings, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GB PROPERTY FUNDING CORP.


Dated:  November 29, 2000               By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GB HOLDINGS, INC.


Dated:  November 29, 2000               By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GREATE BAY HOTEL AND CASINO, INC.


Dated:  November 29, 2000               By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

Exhibit Index

         No.          Exhibit

         1.           Press Release dated November 28, 2000.

         2. Joint Plan of Reorganization for Debtors Under Chapter 11 of the Bankruptcy Code Proposed by GB Holdings, Inc.

         3. Disclosure Statement Regarding Joint Plan of Reorganization for Debtors Under Chapter 11 of the Bankruptcy Code Proposed by GB Holdings, Inc.